Oppenheimer
       International Small Company Fund


                                     ANNUAL
                                     REPORT

                                AUGUST 31, 2002


Fund Highlights

Performance Update

Investment Strategy Discussion

Listing of Individual Investments


"WE ATTRIBUTE THE ABOVE-AVERAGE RESULTS MAINLY TO OUR CAREFUL STOCK SELECTION. NO MATTER WHERE YOU LOOKED AROUND THE WORLD DURING THIS PAST YEAR, MARKETS WERE CRUMBLING. WITH VERY FEW EXCEPTIONS, STOCKS BORE THE BRUNT OF A WEAK GLOBAL ECONOMY."

[GRAPHIC OMITTED]
OPPENHEIMERFUNDS(R)
The Right Way to Invest

REPORT HIGHLIGHTS

FUND OBJECTIVE
Oppenheimer International Small Company Fund seeks long-term capital appreciation.

FUND HIGHLIGHT
The Fund's Class A shares ranked 7 of 96 funds in the Lipper International Small Cap Fund category, placing it in the first quartile for the one year period ended 8/31/02.(1)

    CONTENTS

  1 Letter to Shareholders

  3 An Interview
    with your Fund's
    Managers

  7 Fund Performance

 11 FINANCIAL
    STATEMENTS

 30 INDEPENDENT
    AUDITORS' REPORT

 31  Federal
     Income Tax
     Information

 32  Trustees and Officers

 36  Privacy Policy Notice


AVERAGE ANNUAL TOTAL RETURNS*
          For the 1-Year Period
          Ended 8/31/02

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A    2.20%      -3.68%
---------------------------------
Class B    1.51       -3.49
---------------------------------
Class C    1.35        0.35
---------------------------------
Class N    1.99        0.99
---------------------------------

SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE
NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

*SEE NOTES ON PAGE 10 FOR FURTHER DETAILS.
1. Source: Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

LETTER TO SHAREHOLDERS

Dear Shareholder,

As we near the end of 2002, global tensions and economic challenges that began in 2001 continue to impact events around the world and in the financial markets. When it comes to investing, words like trust, experience and consistency have never been more meaningful.
   Recently, accounting scandals and an overall lack of investor confidence in corporate America have weakened the stock market and caused the prices of many individual securities to drop sharply during the period. On the other hand, the overall bond market has provided some positive returns and stability, helping to provide investors with a safe haven from the equity markets. Not surprisingly, many investors are unsure what their next step should be and where they should turn to invest their money.
   Despite the continued challenges, there are signs of a moderate recovery in the U.S. economy. Rooted in a combination of low inflation and little pressure on the Federal Reserve Board to raise interest rates, business conditions are slowly improving, and we believe the prospects for long-term investors look bright. With that said, we expect the economy and markets to return to historical levels and not the exaggerated growth levels that typified the late 1990s and early 2000s.
   Now more than ever, investors can see on two levels the fundamental advantage of mutual funds: diversification. Investors can diversify their portfolios by investing among several types of funds to reduce short-term risks. The right asset allocation among equity and fixed-income funds can help cushion an investor's portfolio from tough market conditions. Secondly, mutual funds, while certainly not immune to volatility and declines in either the equity or fixed-income markets, offer clear-cut advantages over direct ownership of individual securi-

[GRAPHIC OMITTED]

JOHN V. MURPHY
President
Oppenheimer
International Small
Company Fund

    1    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

LETTER TO SHAREHOLDERS

ties. Because fund portfolios often contain a number of different investments, one security's poor performance usually does not have a dramatic effect on the fund as a whole.
   Your financial advisor is also an equally important player on your team of investment professionals. Even if you consult with your advisor on a regular basis, now may be a good time to make sure that your portfolio still reflects the right mix of investments to help you reach your long-term goals.
   We at OppenheimerFunds appreciate and thank you for your continued trust as we strive toward our ongoing goal of investment excellence. To us, this is not a phrase uttered lightly. It's a commitment to providing shareholders with world-class asset management, top-quality service and strong fund performance over time. In other words, it's what makes OppenheimerFunds THE RIGHT WAY TO INVEST.


Sincerely,

/S/ JOHN V. MURPHY

John V. Murphy
September 23, 2002

THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC.
AND ARE NOT INTENDED TO PREDICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC INFORMATION THAT APPLIES TO YOUR FUND IS CONTAINED IN THE PAGES THAT FOLLOW.


    2    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Q

HOW DID OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND PERFORM DURING THE TWELVE MONTHS THAT ENDED AUGUST 31, 2002?
A. We're pleased to report that the Fund performed well. Its positive total return for the 12-month period placed it well ahead of the Morgan Stanley Capital International (MSCI) World (ex USA) Small Cap Index.(1) The Fund also outpaced the average total return for international small-company funds, as measured by Lipper Analytical Services, Inc.(2)

WHAT ACCOUNTS FOR THE FUND'S OUTPERFORMANCE?
We attribute the above-average results mainly to our careful stock selection. No matter where you looked around the world during this past year, markets were crumbling. With very few exceptions, stocks bore the brunt of a weak global economy. Even sectors that included many international small caps that had resisted the downward pressure in 2000 and 2001 didn't escape in 2002, so it was a case of "nowhere to run, nowhere to hide." Against that kind of backdrop, focusing on companies with solid fundamentals and reasonable valuations, especially the ones that other investors overlook, is the only way for those who aim to succeed.

CAN YOU PROVIDE A FEW EXAMPLES?
Among the biggest contributors to the Fund's performance were CRISIL (Credit Rating Information Services of India Ltd.), Franco-Nevada Mining Ltd. and Rakuten, Inc.. They're very different stocks, and they illustrate well the diversity that results from our bottom-up approach to selecting securities.
   CRISIL is much like the United States' Standard & Poor's Corporation. It is also a prime example of what we call a "mass affluence" stock, a company whose growth game plan is linked to growing personal wealth in that country. With India's

PORTFOLIO MANAGEMENT
TEAM
Rajeev Bhaman
George Evans
Frank Jennings
Rohit Sah

1. The Fund's performance is compared to the one year return of the Morgan Stanley Capital International (MSCI) World (ex USA) Small Cap Index for the period ended 8/31/02, which was -6.70%.
2. The average total return of the 96 funds in the Lipper International Small Cap Fund category for the one-year period ended 8/31/02, which was -8.52%.

    3    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

economy developing rapidly, per-capita income on the subcontinent is on the rise. A richer populace has created greater demand for investments, such as bonds for retirement plans. As the only credit rating company in India, CRISIL has benefited considerably from the burgeoning demand.
   Franco-Nevada, a Canadian gold-mining stock, also fit into our "mass affluence" investment theme, as well as our restructuring theme. Worldwide, the gold-mining sector has struggled during the past ten years and is ripe for consolidation. Since we bought our shares of Franco-Nevada, the company was taken over by Newmont Mining Corp., a large-cap U.S. corporation. Franco-Nevada's shares were exchanged for more valuable Newmont shares, which we were able to then sell at a profit.
   The third example, Rakuten, provides an example of our NEW TECHNOLOGIES investment theme. Rakuten is a Japanese Internet shopping mall. The company rents out "space" on its web site and currently has thousands of "tenants." Japanese consumers can enter the site and shop at more than 5,500 stores online. Rakuten has increased the scale of its operations beyond the critical mass scale, so that its first mover advantage is now a big barrier to entry for competitors.

DOES YOUR INVESTMENT IN RAKUTEN MEAN THAT YOU BELIEVE JAPAN'S STOCK MARKET WILL RECOVER?
We don't choose stocks for macro reasons like that. We selected Rakuten because, from a global perspective, it was one of the better-managed, better-valued opportunities we could find. Having said that, however, we should add that we do believe that the deflation in Japan will probably end in the next 12 months, which would be beneficial for many Japanese companies.
   Unfortunately, even the best-run companies can't always withstand macro influences, as our most disappointing stocks during this period proved only too well.

--------------------
THE TOUGH MARKET
ENVIRONMENT ACTUALLY
PROVIDED US MORE
OPPORTUNITIES TO
INVEST IN GOOD
BUSINESSES IN
WELL-MANAGED
COMPANIES AT
VERY GOOD PRICES.
--------------------

    4    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

WHICH WERE THEY?
Grupo Radio Centro SA de CV owns, operates and manages radio stations in Mexico, primarily in Mexico City. To our knowledge, nothing negative occurred in the company this past year. Yet due to severe economic problems in Argentina, Brazil and elsewhere in Latin America and a general aversion to investing in the region, the stock suffered.
   Likewise, our investment in BLADEX (Banco Latinoamericano de Exportaciones
SA), a multinational bank, was hard hit by Latin America's turmoil. BLADEX was formed by a consortium of Latin American Central banks to finance foreign trade for local companies, and the business has been very solid. Even during the Asian currency crisis of '97, the Mexican peso crisis of `94 and the Brazilian crisis of '98, BLADEX's loan portfolio more than held its own. This time around, however, defaults in Argentina damaged the bank's loan portfolio, and matters worsened as Brazil followed suit.

WHAT IS YOUR OUTLOOK FOR THE FUND?
The present malaise in international markets offers a rare opportunity. Valuations for small-cap stocks had been rising since mid-2000, largely due to greater demand as investors sought out alternatives to faltering large-cap stocks. Now, prices all over the world have adjusted again, making it easier for us to find well-run businesses with strong upside potential that are selling at very attractive prices. We intend to use this opportunity to increase the Fund's sector and geographic diversity, a move that will make Oppenheimer International Small Company Fund an even more important part of THE RIGHT WAY TO INVEST.

AVERAGE ANNUAL
TOTAL RETURNS WITH
SALES CHARGE

For the Periods Ended 9/30/02(3)

Class A        Since
1-Year         Inception
--------------------------------
0.15%             -1.08%

Class B        Since
1-Year         Inception
--------------------------------
0.32%             -0.95%

Class C        Since
1-Year         Inception
--------------------------------
4.45%             -0.64%

Class N        Since
1-Year         Inception
--------------------------------
4.78%            -13.94%

3. See Notes on page 10 for further details.

    5    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

TOP TEN GEOGRAPHICAL DIVERSIFICATION HOLDINGS(4)
-------------------------------------------------------------
Japan                                                   19.6%
-------------------------------------------------------------
Great Britain                                           15.6
-------------------------------------------------------------
India                                                   14.3
-------------------------------------------------------------
Sweden                                                   6.8
-------------------------------------------------------------
Korea, Republic of (South)                               6.2
-------------------------------------------------------------
The Netherlands                                          4.9
-------------------------------------------------------------
France                                                   4.7
-------------------------------------------------------------
United States                                            4.2
-------------------------------------------------------------
Portugal                                                 2.9
-------------------------------------------------------------
Singapore                                                2.6

TOP TEN COMMON STOCK HOLDINGS(5)
-------------------------------------------------------------
Marico Industries Ltd.                                   4.2%
-------------------------------------------------------------
Elekta AB, B Shares                                      3.9
-------------------------------------------------------------
Halma plc                                                3.5
-------------------------------------------------------------
Eurotunnel SA                                            3.3
-------------------------------------------------------------
Rakuten, Inc.                                            3.0
-------------------------------------------------------------
Balaji Telefilms Ltd.                                    2.7
-------------------------------------------------------------
Thorntons plc                                            2.7
-------------------------------------------------------------
Haw Par Healthcare Ltd.                                  2.6
-------------------------------------------------------------
LG Home Shopping, Inc.                                   2.5
-------------------------------------------------------------
Aygaz AS                                                 2.4

--------------
REGIONAL ALLOCATION(4)

[GRAPHIC OMITTED]

o Europe          44.5%
o Asia            44.0
o United States/
  Canada           5.4
o Latin America    2.8
o Middle East/
  Africa           2.4
o Emerging
  Europe           0.9
----------------------

4. Portfolio is subject to change. Percentages are as of August 31, 2002, and are based on total market value of investments.
5. Portfolio is subject to change. Percentages are as of August 31, 2002, and are based on net assets.

    6    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FUND PERFORMANCE

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION, BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED AUGUST 31, 2002, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO APPROPRIATE BROAD-BASED MARKET INDICES.
MANAGEMENT'S DISCUSSION OF PERFORMANCE. For the twelve months ended August 31, 2002, Oppenheimer International Small Company Fund delivered a better total return than its benchmark (the MSCI EAFE Index) and its peer group of funds, as measured by Lipper Analytical Services, Inc. During the period, markets worldwide and stocks of all sizes showed considerable weakness. The Fund's strong relative performance can be attributed to large gains for widely varied group of stocks, ranging from Canadian gold-mining equities to stocks for Japanese Internet-based shopping malls. Detracting from performance were a variety of stocks as well. Chief among them were Latin American stocks that languished as major economies in the region suffered severe setbacks. Management views the present downturn in global equity markets as an opportunity to further enhance the Fund's diversification by investing in attractively priced stocks in different industrial sectors and geographic locations. The Fund's holdings, allocations and management strategies are subject to change.
COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund from the inception date of November 17, 1997 until August 31, 2002. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestment of all dividends and capital gains distributions.
   The Fund's performance is compared to the performances of the HSBC James Capel World excluding U.S. Smaller Companies Index (WexUS) and the Morgan Stanley Capital International (MSCI) EAFE Index. The performance of small foreign companies is represented by WexUS, an index comprised of 1,200 small international securities in Europe, UK, Southeast Asia, Japan, Australia and New Zealand. The performance of large international companies is represented by MSCI EAFE Index which is comprised of common stocks issued in Europe, Australia and the Far East.
   Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in either index shown.

    7    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FUND PERFORMANCE

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                   Oppenheimer           HSBC James Capel        Morgan Stanley
                  International        World excluding U.S.         Capital
                Small Company Fund   Smaller Companies Index     International
                     (Class A)                                (MSCI) EAFE Index

11/17/1997            $9,425               $10,000                 $10,000
11/30/1997             9,529                10,000                  10,000
02/28/1998            10,509                10,806                  11,233
05/31/1998            12,187                11,582                  11,622
08/31/1998            10,858                 9,432                  10,370
11/30/1998            11,800                 9,886                  11,678
02/28/1999            12,646                10,135                  11,822
05/31/1999            14,648                10,839                  12,163
08/31/1999            17,708                12,418                  13,069
11/30/1999            18,461                12,869                  14,180
02/29/2000            22,241                14,425                  14,868
05/31/2000            18,284                12,637                  14,283
08/31/2000            18,714                13,051                  14,352
11/30/2000            13,013                11,054                  12,839
02/28/2001            11,953                11,503                  12,296
05/31/2001            11,545                10,914                  11,864
08/31/2001            10,387                10,023                  10,896
11/30/2001            10,189                 9,621                  10,416
02/28/2002            11,134                 9,347                   9,992
05/31/2002            12,265                10,542                  10,758
08/31/2002            10,615                 9,211                   9,296

Average Annual Total Return of Class A Shares of the Fund at 08/31/02(1)
1-Year  -3.68%       Since Inception  1.25%


CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                   Oppenheimer           HSBC James Capel        Morgan Stanley
                  International        World excluding U.S.         Capital
                Small Company Fund   Smaller Companies Index     International
                     (Class B)                                (MSCI) EAFE Index

11/17/1997           $10,000               $10,000                 $10,000
11/30/1997            10,110                10,000                  10,000
02/28/1998            11,130                10,806                  11,233
05/31/1998            12,880                11,582                  11,622
08/31/1998            11,450                 9,432                  10,370
11/30/1998            12,420                 9,886                  11,678
02/28/1999            13,273                10,135                  11,822
05/31/1999            15,349                10,839                  12,163
08/31/1999            18,523                12,418                  13,069
11/30/1999            19,275                12,869                  14,180
02/29/2000            23,180                14,425                  14,868
05/31/2000            19,017                12,637                  14,283
08/31/2000            19,445                13,051                  14,352
11/30/2000            13,491                11,054                  12,839
02/28/2001            12,377                11,503                  12,296
05/31/2001            11,909                10,914                  11,864
08/31/2001            10,697                10,023                  10,896
11/30/2001            10,477                 9,621                  10,416
02/28/2002            11,424                 9,347                   9,992
05/31/2002            12,570                10,542                  10,758
08/31/2002            10,701                 9,211                   9,296

Average Annual Total Return of Class B Shares of the Fund at 08/31/02(1)
1-Year  -3.49%        Since Inception  1.43%

THE PERFORMANCE INFORMATION FOR BOTH INDICES IN THE GRAPHS BEGINS ON 11/30/97 FOR CLASS A, CLASS B AND CLASS C, AND 2/28/01 FOR CLASS N.
1. See Notes on page 10 for further details.

    8    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                   Oppenheimer           HSBC James Capel        Morgan Stanley
                  International        World excluding U.S.         Capital
                Small Company Fund   Smaller Companies Index     International
                     (Class C)                                (MSCI) EAFE Index

11/17/1997           $10,000               $10,000                 $10,000
11/30/1997            10,110                10,000                  10,000
02/28/1998            11,130                10,806                  11,233
05/31/1998            12,870                11,582                  11,622
08/31/1998            11,450                 9,432                  10,370
11/30/1998            12,420                 9,886                  11,678
02/28/1999            13,273                10,135                  11,822
05/31/1999            15,349                10,839                  12,163
08/31/1999            18,523                12,418                  13,069
11/30/1999            19,265                12,869                  14,180
02/29/2000            23,173                14,425                  14,868
05/31/2000            19,016                12,637                  14,283
08/31/2000            19,445                13,051                  14,352
11/30/2000            13,496                11,054                  12,839
02/28/2001            12,377                11,503                  12,296
05/31/2001            11,908                10,914                  11,864
08/31/2001            10,709                10,023                  10,896
11/30/2001            10,488                 9,621                  10,416
02/28/2002            11,420                 9,347                   9,992
05/31/2002            12,566                10,542                  10,758
08/31/2002            10,854                 9,211                   9,296

Average Annual Total Return of Class C Shares of the Fund at 08/31/02(1)
1-Year  0.35%         Since Inception  1.72%


CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                   Oppenheimer           HSBC James Capel        Morgan Stanley
                  International        World excluding U.S.         Capital
                Small Company Fund   Smaller Companies Index     International
                     (Class N)                                (MSCI) EAFE Index

03/01/2001           $10,000               $10,000                 $10,000
05/31/2001             9,637                 9,488                   9,648
08/31/2001             8,667                 8,714                   8,861
11/30/2001             8,502                 8,364                   8,471
02/28/2002             9,276                 8,126                   8,126
05/31/2002            10,218                 9,165                   8,749
08/31/2002             8,753                 8,007                   7,560

Average Annual Total Return of Class N Shares of the Fund at 08/31/02(1)
1-Year  0.99%        Since Inception  -8.50%

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN TO SAME SCALE.

    9    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

CLASS A shares of the Fund were first publicly offered on 11/17/97. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 11/17/97.
Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception). Class B shares are subject to a 0.75% annual asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 11/17/97. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to a 0.75% annual asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% (since inception) if redeemed within the first 18 months. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

    10    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF INVESTMENTS  August 31, 2002

                                                                    MARKET VALUE
                                                     SHARES           SEE NOTE 1
================================================================================
 COMMON STOCKS--95.7%
--------------------------------------------------------------------------------
 CONSUMER DISCRETIONARY--21.8%
--------------------------------------------------------------------------------
 AUTOMOBILES--1.9%
 Ashok Leyland Ltd.                                 600,000          $1,239,117
--------------------------------------------------------------------------------
 HOTELS, RESTAURANTS & LEISURE--1.4%
 Queens Moat Houses plc(1)                        5,000,000             928,140
--------------------------------------------------------------------------------
 HOUSEHOLD DURABLES--1.4%
 Saeco International
 Group SpA(1)                                       300,000             917,935
--------------------------------------------------------------------------------
 INTERNET & CATALOG RETAIL--2.5%
 LG Home Shopping, Inc.                              15,000           1,616,124
--------------------------------------------------------------------------------
 LEISURE EQUIPMENT & PRODUCTS--2.2%
 Koei Co. Ltd.                                       50,000           1,459,115
--------------------------------------------------------------------------------
 MEDIA--9.3%
 Art Marketing
 Syndicate SA(1)                                     55,160             592,329
--------------------------------------------------------------------------------
 Balaji Telefilms Ltd.                              160,000           1,765,546
--------------------------------------------------------------------------------
 Grupo Radio Centro SA
 de CV, Sponsored ADR(1)                            425,000           1,423,750
--------------------------------------------------------------------------------
 HIT Entertainment plc                              300,000           1,227,465
--------------------------------------------------------------------------------
 Impresa-Sociedade Gestora
 de Participacoes SA(1)                             500,000           1,152,323
                                                                      ----------
                                                                      6,161,413

--------------------------------------------------------------------------------
 MULTILINE RETAIL--3.1%
 Mothercare plc                                     300,000             696,105
--------------------------------------------------------------------------------
 Stockmann AB, Cl. A                                 80,850           1,102,125
--------------------------------------------------------------------------------
 Stockmann AB, Cl. B                                 19,150             264,804
                                                                      ----------
                                                                      2,063,034

--------------------------------------------------------------------------------
 CONSUMER STAPLES--11.8%
--------------------------------------------------------------------------------
 FOOD & DRUG RETAILING--3.5%
 Doutor Coffee Co. Ltd.                              35,000           1,473,031
--------------------------------------------------------------------------------
 Nestle India Ltd.                                   75,000             859,243
                                                                      ----------
                                                                      2,332,274

--------------------------------------------------------------------------------
 FOOD PRODUCTS--4.1%
 C TWO-NETWORK
 Co. Ltd.                                            30,000             931,135
--------------------------------------------------------------------------------
 Thorntons plc                                    1,000,000           1,759,599
                                                                      ----------
                                                                      2,690,734

--------------------------------------------------------------------------------
 HOUSEHOLD PRODUCTS--4.2%
 Marico Industries Ltd.(2)                          875,946           2,760,486

                                                                    MARKET VALUE
                                                     SHARES           SEE NOTE 1
--------------------------------------------------------------------------------
 FINANCIALS--6.4%
--------------------------------------------------------------------------------
 BANKS--0.6%
 Banco Latinoamericano de
 Exportaciones SA, Cl. E                            100,000          $  398,000
--------------------------------------------------------------------------------
 DIVERSIFIED FINANCIALS--4.1%
 Cattles plc                                        200,000             962,172
--------------------------------------------------------------------------------
 Edinburgh Fund Managers
 Group plc                                           80,460             241,733
--------------------------------------------------------------------------------
 Shohkoh Fund & Co.                                  14,000           1,505,503
                                                                      ----------
                                                                      2,709,408

--------------------------------------------------------------------------------
 REAL ESTATE--1.7%
 Cofinimmo                                           11,800           1,120,773
--------------------------------------------------------------------------------
 HEALTH CARE--15.2%
--------------------------------------------------------------------------------
 BIOTECHNOLOGY--2.5%
 Genmab AS(1)                                        65,000             922,869
--------------------------------------------------------------------------------
 Oxford GlycoSciences plc(1)                        200,000             584,728
 Qiagen NV(1)                                        25,000             152,008
                                                                      ----------
                                                                      1,659,605

--------------------------------------------------------------------------------
 HEALTH CARE EQUIPMENT & SUPPLIES--4.9%
 Elekta AB, B Shares(1)                             250,000           2,596,566
--------------------------------------------------------------------------------
 Ortivus AB, B Shares(1)                            400,000             596,544
                                                                      ----------
                                                                      3,193,110

--------------------------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES--3.5%
 Iaso SA                                             81,140             564,975
--------------------------------------------------------------------------------
 Nicox SA(1)                                         60,000             935,588
--------------------------------------------------------------------------------
 Rhoen-Klinikum AG                                   21,300             821,979
                                                                      ----------
                                                                      2,322,542

--------------------------------------------------------------------------------
 PHARMACEUTICALS--4.3%
 Haw Par Healthcare Ltd.                          1,362,000           1,688,977
--------------------------------------------------------------------------------
 Norwood Abbey Ltd.(1)                            2,400,000             819,739
--------------------------------------------------------------------------------
 SkyePharma plc(1)                                  400,000             337,224
                                                                      ----------
                                                                      2,845,940

--------------------------------------------------------------------------------
 INDUSTRIALS--20.4%
--------------------------------------------------------------------------------
 AEROSPACE & DEFENSE--2.0%
 Saab AB, Cl. B                                     120,000           1,297,484
--------------------------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES--5.5%
 Johnson Service Group plc                          255,200           1,211,940
--------------------------------------------------------------------------------
 Rakuten, Inc.                                        2,200           2,003,964
 Randstad Holding NV                                 42,000             405,716
                                                                      ----------
                                                                      3,621,620

    11    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF INVESTMENTS  Continued

                                                                    MARKET VALUE
                                                     SHARES           SEE NOTE 1
--------------------------------------------------------------------------------
 CONSTRUCTION & ENGINEERING--1.9%
 Koninklijke Boskalis
 Westminster NV                                      42,500          $1,250,392
--------------------------------------------------------------------------------
 ELECTRICAL EQUIPMENT--2.0%
 Cosel Co. Ltd.                                      75,000           1,296,757
--------------------------------------------------------------------------------
 INDUSTRIAL CONGLOMERATES--1.2%
 Cofina SGPS SA                                     400,000             788,483
--------------------------------------------------------------------------------
 MACHINERY--4.5%
 Halma plc                                        1,211,300           2,323,462
--------------------------------------------------------------------------------
 IHC Caland NV                                       13,050             655,905
                                                                    ------------
                                                                      2,979,367

--------------------------------------------------------------------------------
 TRANSPORTATION INFRASTRUCTURE--3.3%
 Eurotunnel SA(1)                                 2,500,000           2,182,058
--------------------------------------------------------------------------------
 INFORMATION TECHNOLOGY--13.5%
--------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--0.7%
 Toyo Communication
 Equipment Co. Ltd.(1)                              150,000             480,749
--------------------------------------------------------------------------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS--2.6%
 Lambda Physik AG(1)                                 70,000             576,652
--------------------------------------------------------------------------------
 Nitto Electric Works Ltd.                          150,000           1,124,699
                                                                    ------------
                                                                      1,701,351

--------------------------------------------------------------------------------
 INTERNET SOFTWARE & SERVICES--2.2%
 NCsoft Corp.(1)                                     13,000           1,433,088
--------------------------------------------------------------------------------
 IT CONSULTING & SERVICES--1.4%
 SSI Ltd.                                           363,000             911,057
--------------------------------------------------------------------------------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS--4.7%
 ASM International NV(1)                             60,000             751,200
--------------------------------------------------------------------------------
 Atto Co. Ltd.(1)                                   400,000           1,008,362
--------------------------------------------------------------------------------
 MegaChips Corp.                                     50,000             913,001
--------------------------------------------------------------------------------
 RealVision, Inc.(1)                                    225             428,879
                                                                    ------------
                                                                      3,101,442

--------------------------------------------------------------------------------
 SOFTWARE--1.9%
 Capcom Co. Ltd.                                     50,000           1,277,780
--------------------------------------------------------------------------------
 MATERIALS--0.1%
--------------------------------------------------------------------------------
 METALS & MINING--0.1%
 PT International Nickel
 Indonesia(1)                                       148,500              87,205

                                                                    MARKET VALUE
                                                     SHARES           SEE NOTE 1
--------------------------------------------------------------------------------
 UTILITIES--6.5%
--------------------------------------------------------------------------------
 ELECTRIC UTILITIES--4.0%
 Credit Rating Information
 Services of India Ltd.                             265,000          $1,581,689
--------------------------------------------------------------------------------
 Electrofuel, Inc.(1)                             1,743,500              782,340
--------------------------------------------------------------------------------
 Independent Energy
 Holdings plc(1,3,4)                                 74,500                  --
--------------------------------------------------------------------------------
 MacMillan India MC(1)                               43,000             175,522
--------------------------------------------------------------------------------
 Navneet Publications India                          36,438             115,396
                                                                    ------------
                                                                      2,654,947

--------------------------------------------------------------------------------
 GAS UTILITIES--2.5%
 Aygaz AS                                       335,552,000           1,603,741
                                                                    ------------
 Total Common Stocks
 (Cost $72,212,919)                                                 $63,085,271
                                                  PRINCIPAL
                                                     AMOUNT
================================================================================
 JOINT REPURCHASE AGREEMENTS--4.2%
--------------------------------------------------------------------------------
 Undivided interest of 0.55% in joint
 repurchase agreement with Zion Bank/Capital
 Markets Group, 1.81%, dated 8/30/02, to be
 repurchased at $500,868,710 on 9/3/02,
 collateralized by U.S. Treasury Bonds,
 5.375%--6.25%, 5/15/30--2/15/31,
 with a value of $339,007,500, U.S.
 Treasury Nts., 6.50%, 10/15/06,
 with a value of $162,017,840 and
 U.S. Treasury Bills, 11/29/02,
 with a value of $11,561,470
 (Cost $2,762,000)                               $2,762,000           2,762,000

--------------------------------------------------------------------------------
 TOTAL INVESTMENTS,
 AT VALUE
 (COST $74,974,919)                                    99.9%         65,847,271
--------------------------------------------------------------------------------
 OTHER ASSETS
 NET OF LIABILITIES                                     0.1              64,062
                                                      --------------------------
 NET ASSETS                                           100.0%        $65,911,333
                                                      ==========================

    12    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC DIVERSIFICATION, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:
 GEOGRAPHIC DIVERSIFICATION                    MARKET VALUE  PERCENT
--------------------------------------------------------------------------------
 Japan                                          $12,894,613     19.6%
 Great Britain                                   10,272,568     15.6
 India                                            9,408,056     14.3
 Sweden                                           4,490,594      6.8
 Korea, Republic of South                         4,057,574      6.2
 The Netherlands                                  3,215,221      4.9
 France                                           3,117,646      4.7
 United States                                    2,762,000      4.2
 Portugal                                         1,940,806      2.9
 Singapore                                        1,688,977      2.6
 Turkey                                           1,603,741      2.4
 Mexico                                           1,423,750      2.2
 Germany                                          1,398,631      2.1
 Finland                                          1,366,929      2.1
 Belgium                                          1,120,773      1.7
 Denmark                                            922,869      1.4
 Italy                                              917,935      1.4
 Australia                                          819,739      1.2
 Canada                                             782,340      1.2
 Poland                                             592,329      0.9
 Greece                                             564,975      0.9
 Panama                                             398,000      0.6
 Indonesia                                           87,205      0.1
                                                ---------------------
 TOTAL                                          $65,847,271    100.0%
                                                =====================

1. Non-income producing security.
2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2002. The aggregate fair value of securities of affiliated companies held by the Fund as of August 31, 2002 amounts to $2,760,486. Transactions during the period in which the issuer was an affiliate are as follows:

                            SHARES            GROSS       GROSS           SHARES        UNREALIZED         DIVIDEND
                   AUGUST 31, 2001        ADDITIONS  REDUCTIONS  AUGUST 31, 2002      DEPRECIATION           INCOME
--------------------------------------------------------------------------------------------------------------------
STOCKS AND/OR WARRANTS
Marico Industries Ltd.          --          875,946          --          875,946          $202,324          $46,240

3. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.
4. The issuer has filed bankruptcy. This security is valued under guidelines established by the Board of Trustees and is considered illiquid.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    13    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2002

================================================================================
 ASSETS
--------------------------------------------------------------------------------
 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $72,012,109)                         $ 63,086,785
 Affiliated companies (cost $2,962,810)                               2,760,486
                                                                   -------------
                                                                     65,847,271
--------------------------------------------------------------------------------
 Cash                                                                    79,311
--------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                     184,287
 Interest and dividends                                                 130,730
 Other                                                                   26,197
                                                                   -------------
 Total assets                                                        66,267,796

================================================================================
 LIABILITIES
--------------------------------------------------------------------------------
 Payables and other liabilities:
 Foreign capital gains taxes                                             84,766
 Shares of beneficial interest redeemed                                  78,459
 Shareholder reports                                                     75,602
 Transfer and shareholder servicing agent fees                           43,560
 Distribution and service plan fees                                      28,722
 Investments purchased                                                   17,010
 Legal, auditing and other professional fees                             13,719
 Trustees' compensation                                                   9,883
 Other                                                                    4,742
                                                                   -------------
 Total liabilities                                                       356,463

================================================================================
 NET ASSETS                                                        $ 65,911,333
                                                                   =============

================================================================================
 COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------

 Paid-in capital                                                   $119,274,145
--------------------------------------------------------------------------------
 Overdistributed net investment income                                  (54,564)
 Accumulated net realized loss on investment and foreign currency
 transactions                                                       (44,097,057)
--------------------------------------------------------------------------------
 Net unrealized depreciation on investments and translation
 of assets and liabilities denominated in foreign currencies         (9,211,191)
                                                                   -------------
 NET ASSETS                                                        $ 65,911,333
--------------------------------------------------------------------------------

    14    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

================================================================================
 NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $40,088,946 and 5,021,191 shares of beneficial interest outstanding)     $7.98
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                              $8.47
--------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingen deferred sales charge) and offering price per share (based on net assets of $18,859,055 and 2,396,221 shares of beneficial interest
 outstanding)                                                             $7.87
--------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share
 (based on net assets of $6,557,621 and 834,002 shares of beneficial
 interest outstanding)                                                    $7.86
--------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $405,711 and 51,434 shares of beneficial interest
 outstanding)                                                             $7.89

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    15    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2002

================================================================================
 INVESTMENT INCOME
--------------------------------------------------------------------------------
 Dividends:
 Unaffiliated companies (net of foreign withholding taxes of
 $108,310)                                                           $  860,751
 Affiliated companies (net of foreign withholding taxes of $12,259)      46,240
--------------------------------------------------------------------------------
 Interest                                                                92,517
                                                                    ------------
 Total investment income                                                999,508

================================================================================
 EXPENSES
--------------------------------------------------------------------------------
 Management fees                                                        466,294
--------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                 82,981
 Class B                                                                168,575
 Class C                                                                 61,760
 Class N                                                                    750
--------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                264,454
 Class B                                                                128,832
 Class C                                                                 47,856
 Class N                                                                    975
--------------------------------------------------------------------------------
 Shareholder reports                                                    154,753
--------------------------------------------------------------------------------
 Custodian fees and expenses                                             30,473
--------------------------------------------------------------------------------
 Trustees' compensation                                                   2,728
--------------------------------------------------------------------------------
 Other                                                                   28,266
                                                                    ------------
 Total expenses                                                       1,438,697
 Less reduction to custodian expenses                                      (812)
 Less voluntary waiver of transfer and shareholder servicing agent
 fees--Class A, B, C and N                                             (162,457)
                                                                    ------------
 Net expenses                                                         1,275,428

================================================================================
 NET INVESTMENT LOSS                                                   (275,920)

================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
 Net realized gain (loss) on:
 Investments (net of foreign capital gains tax of $35)                  143,870
 Foreign currency transactions                                       (1,286,424)
                                                                    ------------
 Net realized loss                                                   (1,142,554)

--------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments (net of foreign capital gains tax of $84,766)           (5,521,369)
 Translation of assets and liabilities denominated in foreign
 currencies                                                           5,455,179
                                                                    ------------
 Net change                                                             (66,190)
                                                                    ------------
 Net realized and unrealized gain                                    (1,208,744)

================================================================================
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(1,484,664)
                                                                    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    16    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                 YEAR ENDED          YEAR ENDED
                                            AUGUST 31, 2002     AUGUST 31, 2001
================================================================================
 OPERATIONS
--------------------------------------------------------------------------------
 Net investment income (loss)                   $  (275,920)       $     49,693
--------------------------------------------------------------------------------
 Net realized loss                               (1,142,554)        (42,480,280)
--------------------------------------------------------------------------------
 Net change in unrealized depreciation              (66,190)           (111,891)
                                                --------------------------------
 Net decrease in net assets resulting from
 operations                                      (1,484,664)        (42,542,478)

================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
 Dividends from net investment income:
 Class A                                           (288,253)           (420,258)
 Class B                                            (31,235)             (6,670)
 Class C                                             (9,130)                 --
 Class N                                               (203)                 --
--------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                 --          (2,345,537)
 Class B                                                 --          (1,246,881)
 Class C                                                 --            (430,676)
 Class N                                                 --                  --

================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
--------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                         13,016,518          (5,269,028)
 Class B                                          4,400,999          (1,979,433)
 Class C                                          1,764,669          (1,726,238)
 Class N                                            414,271               6,678

================================================================================
 NET ASSETS
--------------------------------------------------------------------------------
 Total increase (decrease)                       17,782,972         (55,960,521)
--------------------------------------------------------------------------------
 Beginning of period                             48,128,361         104,088,882
                                                --------------------------------
 End of period [including overdistributed net
 investment income of $54,564 and $24,088,
 respectively]                                  $65,911,333        $ 48,128,361
                                                ================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    17    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS

 CLASS A    YEAR ENDED AUGUST 31,               2002            2001            2000            1999         1998(1)
========================================================================================================================
 PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period          $7.89          $15.23          $17.42          $11.52          $10.00
------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                    .01             .04            (.10)            .06             .03
 Net realized and unrealized gain (loss)         .16           (6.65)           1.12            6.72            1.49
                                               -------------------------------------------------------------------------
 Total from investment operations                .17           (6.61)           1.02            6.78            1.52
------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income           (.08)           (.11)           (.18)           (.04)             --
 Distributions from net realized gain             --            (.62)          (3.03)           (.84)             --
                                               -------------------------------------------------------------------------
 Total dividends and/or distributions to
 shareholders                                   (.08)           (.73)          (3.21)           (.88)             --
------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                $7.98          $ 7.89          $15.23          $17.42          $11.52
                                               =========================================================================

========================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)            2.20%         (44.50)%          5.68%          63.10%          15.20%
------------------------------------------------------------------------------------------------------------------------

========================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)    $40,089         $27,991         $60,336         $26,965          $9,605
------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $35,136         $39,311         $52,095         $14,208          $6,482
------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                  (0.17)%          0.36%          (0.67)%          0.73%           0.44%
 Expenses                                       2.16%           1.58%           1.74%           2.05%           1.77%(4)
 Expenses, net of reduction to custodian
 expenses and/or voluntary waiver of
 transfer agent fees                            1.88%           1.58%           1.74%           2.05%           1.77%
------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          62%            145%            199%            280%            239%

1. For the period from November 17, 1997 (inception of offering) to August 31, 1998.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    18    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND


 CLASS B    YEAR ENDED AUGUST 31,               2002            2001            2000            1999         1998(1)
========================================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period          $7.77          $14.99          $17.22          $11.45          $10.00
------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                   (.07)           (.03)           (.19)            .02            (.01)
 Net realized and unrealized gain (loss)         .19           (6.57)           1.09            6.59            1.46
                                               -------------------------------------------------------------------------
 Total from investment operations                .12           (6.60)            .90            6.61            1.45
------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income           (.02)             --(2)         (.10)             --              --
 Distributions from net realized gain             --            (.62)          (3.03)           (.84)             --
                                               -------------------------------------------------------------------------
 Total dividends and/or distributions to
 shareholders                                   (.02)           (.62)          (3.13)           (.84)             --
------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                $7.87           $7.77          $14.99          $17.22          $11.45
                                               =========================================================================

========================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)            1.51%         (44.99)%          4.98%          61.77%          14.50%
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)    $18,859         $14,989         $31,807         $11,764          $2,631
------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $16,868         $20,147         $25,377         $ 5,367          $1,187
------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)                  (0.94)%         (0.33)%         (1.44)%          0.09%          (0.38)%
 Expenses                                       2.93%           2.34%           2.51%           2.84%           2.67%(5)
 Expenses, net of reduction to custodian
 expenses and/or voluntary waiver of
 transfer agent fees                            2.65%           2.34%           2.51%           2.84%           2.67%
------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          62%            145%            199%            280%            239%

1. For the period from November 17, 1997 (inception of offering) to August 31, 1998.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    19    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS  Continued

CLASS C   YEAR ENDED AUGUST 31,                 2002            2001            2000            1999         1998(1)
========================================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period          $7.77          $14.97          $17.22          $11.45          $10.00
------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                   (.06)           (.03)           (.16)            .04            (.04)
 Net realized and unrealized gain (loss)         .16           (6.55)           1.07            6.57            1.49
                                               -------------------------------------------------------------------------
 Total from investment operations                .10           (6.58)            .91            6.61            1.45
------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income           (.01)             --            (.13)             --              --
 Distributions from net realized gain             --            (.62)          (3.03)           (.84)             --
                                               -------------------------------------------------------------------------
 Total dividends and/or distributions to
 shareholders                                   (.01)           (.62)          (3.16)           (.84)             --
------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                $7.86           $7.77          $14.97          $17.22          $11.45
                                               =========================================================================

========================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)            1.35%         (44.93)%          4.98%          61.77%          14.50%
------------------------------------------------------------------------------------------------------------------------

========================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)     $6,558          $5,142         $11,946          $2,815            $609
------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)            $6,180          $7,095         $ 9,003          $1,256            $454
------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                  (0.95)%         (0.32)%         (1.38)%          0.09%          (0.66)%
 Expenses                                       2.94%           2.34%           2.51%           2.84%           2.58%(4)
 Expenses, net of reduction to custodian
 expenses and/or voluntary waiver of
 transfer agent fees                            2.66%           2.34%           2.51%           2.84%           2.58%
------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          62%            145%            199%            280%            239%

1. For the period from November 17, 1997 (inception of offering) to August 31, 1998.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    20    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

CLASS N  YEAR ENDED AUGUST 31,                               2002       2001(1)
================================================================================
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------
 Net asset value, beginning of period                      $ 7.87       $ 9.08
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                        .08          .07
 Net realized and unrealized gain (loss)                      .07        (1.28)
                                                           ---------------------
 Total from investment operations                             .15        (1.21)
--------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                        (.13)          --
 Distributions from net realized gain                          --           --
                                                           ---------------------
 Total dividends and/or distributions to shareholders        (.13)          --
--------------------------------------------------------------------------------
 Net asset value, end of period                             $7.89        $7.87
                                                           =====================

===============================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                         1.99%      (13.33)%
--------------------------------------------------------------------------------

================================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                    $406           $6
--------------------------------------------------------------------------------
 Average net assets (in thousands)                           $151           $2
--------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                               (0.33)%      5.85%
 Expenses                                                    2.32%       1.94%
 Expenses, net of reduction to custodian expenses and/or
 voluntary waiver of transfer agent fees                     2.04%       1.94%
--------------------------------------------------------------------------------
 Portfolio turnover rate                                       62%        145%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    21    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES
 Oppenheimer International Small Company Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
 (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid in capital.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

    22    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

--------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
    As of August 31, 2002, the Fund had approximately $1,015,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.

 As of August 31, 2002, the Fund had available for federal income tax purposes an unused capital loss carryforward as follows:
                             EXPIRING
                             ------------------------
                             2010        $43,082,483

--------------------------------------------------------------------------------
 TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 2002, the Fund's projected benefit obligations were increased by $1,322 and payments of $510 were made to retired trustees, resulting in an accumulated liability of $9,933 as of August 31, 2002.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

    23    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $432,805, a decrease in overdistributed net investment income of $574,265, and an increase in accumulated net realized loss on investments of $141,460. Net assets of the Fund were unaffected by the reclassifications.

 The tax character of distributions paid during the years ended August 31, 2002 and August 31, 2001 was as follows:
                                              YEAR ENDED            YEAR ENDED
                                         AUGUST 31, 2002       AUGUST 31, 2001
                 -------------------------------------------------------------
                 Distributions paid from:
                 Ordinary income                $328,821            $4,239,256
                 Long-term capital gain               --               210,766
                 Return of capital                    --                    --
                                                ------------------------------
                 Total                          $328,821            $4,450,022
                                                ==============================

 As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:
                 Overdistributed net investment income            $    (54,564)
                 Accumulated net realized loss                     (44,097,057)
                 Net unrealized depreciation                        (9,211,191)
                                                                 -------------
                 Total                                            $(53,362,812)
                                                                 =============

    24    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

--------------------------------------------------------------------------------
 INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    25    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS  Continued

===============================================================================
 2. SHARES OF BENEFICIAL INTEREST
 The Fund has authorized an unlimited number of no par value shares of beneficial interest for each class. Transactions in shares of beneficial interest were as follows:

                                      YEAR ENDED AUGUST 31, 2002               YEAR ENDED AUGUST 31, 2001(1)
                                     SHARES                AMOUNT              SHARES                AMOUNT
------------------------------------------------------------------------------------------------------------
 CLASS A
 Sold                             5,830,865          $ 50,323,436          17,878,372         $ 164,610,299
 Dividends and/or
 distributions reinvested            32,708               251,857             247,860             2,525,693
 Redeemed                        (4,389,330)          (37,558,775)        (18,540,131)         (172,405,020)
                                 ---------------------------------------------------------------------------
 Net increase (decrease)          1,474,243          $ 13,016,518            (413,899)        $  (5,269,028)
                                 ===========================================================================

------------------------------------------------------------------------------------------------------------
 CLASS B
 Sold                             1,241,249          $ 10,730,310           1,252,153         $  12,290,456
 Dividends and/or
 distributions reinvested             3,967                30,268             118,330             1,195,127
 Redeemed                          (776,973)           (6,359,579)         (1,564,909)          (15,465,016)
                                 ---------------------------------------------------------------------------
 Net increase (decrease)            468,243          $  4,400,999            (194,426)        $  (1,979,433)
                                 ===========================================================================

------------------------------------------------------------------------------------------------------------
 CLASS C
 Sold                               780,836          $  6,731,711           2,492,980         $  24,257,851
 Dividends and/or
 distributions reinvested             1,046                 7,973              39,244               395,974
 Redeemed                          (609,966)           (4,975,015)         (2,668,323)          (26,380,063)
                                 ---------------------------------------------------------------------------
 Net increase (decrease)            171,916          $  1,764,669            (136,099)        $  (1,726,238)
                                 ===========================================================================

------------------------------------------------------------------------------------------------------------
 CLASS N
 Sold                                94,679          $    819,546                 809         $       6,678
 Dividends and/or
 distributions reinvested                24                   188                  --                    --
 Redeemed                           (44,078)             (405,463)                 --                    --
                                 ---------------------------------------------------------------------------
 Net increase                        50,625          $    414,271                 809         $       6,678
                                 ===========================================================================

 1. For the year ended August 31, 2001, for Class A, B and C shares and for the period from March 1, 2001 (inception of offering) to August 31, 2001, for Class N shares.

    26    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

================================================================================
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2002, were $52,660,535 and $34,032,743, respectively.

 As of August 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $75,019,548 was composed of:
            Gross unrealized appreciation            $  6,079,522
            Gross unrealized depreciation             (15,251,799)
                                                     ------------
            Net unrealized depreciation               $(9,172,277)
                                                     ============

 The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

================================================================================
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion and 0.67% of average annual net assets in excess of $2 billion.
--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

    27    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                         AGGREGATE          CLASS A     CONCESSIONS       CONCESSIONS      CONCESSIONS     CONCESSIONS
                         FRONT-END        FRONT-END      ON CLASS A        ON CLASS B       ON CLASS C      ON CLASS N
                     SALES CHARGES    SALES CHARGES          SHARES            SHARES           SHARES          SHARES
 YEAR                   ON CLASS A      RETAINED BY     ADVANCED BY       ADVANCED BY      ADVANCED BY     ADVANCED BY
 ENDED                      SHARES      DISTRIBUTOR  DISTRIBUTOR(1)    DISTRIBUTOR(1)   DISTRIBUTOR(1)  DISTRIBUTOR(1)
----------------------------------------------------------------------------------------------------------------------
 August 31, 2002          $149,581          $51,820          $8,117          $131,596          $25,176          $2,360

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                           CLASS A          CLASS B         CLASS C           CLASS N
                        CONTINGENT       CONTINGENT      CONTINGENT        CONTINGENT
                          DEFERRED         DEFERRED        DEFERRED          DEFERRED
                     SALES CHARGES    SALES CHARGES   SALES CHARGES     SALES CHARGES
 YEAR                  RETAINED BY      RETAINED BY     RETAINED BY       RETAINED BY
 ENDED                 DISTRIBUTOR      DISTRIBUTOR     DISTRIBUTOR       DISTRIBUTOR
-------------------------------------------------------------------------------------
 August 31, 2002              $712          $47,111          $1,643              $19

--------------------------------------------------------------------------------
 SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended August 31, 2002 , payments under the Class A Plan totaled $82,981, all of which were paid by the Distributor to recipients, and included $5,968 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended August 31, 2002, were as follows:

                                                                        DISTRIBUTOR'S
                                                      DISTRIBUTOR'S         AGGREGATE
                                                          AGGREGATE      UNREIMBURSED
                                                       UNREIMBURSED     EXPENSES AS %
                    TOTAL PAYMENTS  AMOUNT RETAINED        EXPENSES     OF NET ASSETS
                        UNDER PLAN   BY DISTRIBUTOR      UNDER PLAN          OF CLASS
-------------------------------------------------------------------------------------
 Class B Plan             $168,575         $133,395        $707,382             3.75%
 Class C Plan               61,760           16,052         149,910             2.29
 Class N Plan                  750              721           2,248             0.55

    28    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

================================================================================
 5. FOREIGN CURRENCY CONTRACTS
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
    The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

================================================================================
 6. ILLIQUID OR RESTRICTED SECURITIES
 As of August 31, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of August 31, 2002 was zero.

================================================================================
 7. BANK BORROWINGS
 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
    The Fund had no borrowings outstanding during the year ended or at August 31, 2002.

    29    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

INDEPENDENT AUDITORS' REPORT

================================================================================
 THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND:
 We have audited the accompanying statement of assets and liabilities of Oppenheimer International Small Company Fund, including the statement of investments, as of August 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and the period from November 17, 1997 (inception of offering) to August 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Small Company Fund as of August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and the period from November 17, 1997 (inception of offering) to August 31, 1998, in conformity with accounting principles generally accepted in the United States of America.


 KPMG LLP


 Denver, Colorado
 September 23, 2002

    30    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FEDERAL INCOME TAX INFORMATION Unaudited

================================================================================
 In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    Dividends of $0.0806, $0.0167, $0.0144 and $0.1317 per share were paid to Class A, Class B, Class C and Class N shareholders, respectively, on December 6, 2001, all of which was designated as "ordinary income" for federal income tax purposes.
    None of the dividends paid by the Fund during the year ended August 31, 2002 are eligible for the corporate dividend-received deduction.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

    31    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

TRUSTEES AND OFFICERS

====================================================================================================================================
NAME, ADDRESS,(1) AGE,                     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER
POSITION(S) HELD WITH FUND                 TRUSTEESHIPS/DIRECTORSHIPS HELD BY TRUSTEE/NUMBER OF PORTFOLIOS IN FUND COMPLEX
AND LENGTH OF TIME SERVED(2)               CURRENTLY OVERSEEN BY TRUSTEE

INDEPENDENT
TRUSTEES

LEON LEVY,                                 General Partner (since 1982) of Odyssey Partners, L.P. (investment partnership)
Chairman of the Board                      and Chairman of the Board (since 1981) of Avatar Holdings, Inc. (real estate
of Trustees,                               development). Oversees 31 portfolios in the OppenheimerFunds complex.
Trustee (since 1997)
Age: 76

DONALD W. SPIRO,                           Chairman Emeritus (since January 1991) of the Manager. Formerly a director
Vice Chairman of the                       (January 1969-August 1999) of the Manager. Oversees 31 portfolios in the
Board of Trustees,                         OppenheimerFunds complex.
Trustee (since 1997)
Age: 76

ROBERT G. GALLI,                           A trustee or director of other Oppenheimer funds. Formerly Vice Chairman
Trustee (since 1997)                       (October 1995-December 1997) of the Manager. Oversees 41 portfolios in the
Age: 69                                    OppenheimerFunds complex.

PHILLIP A. GRIFFITHS,                      The Director (since 1991) of the Institute for Advanced Study, Princeton, N.J.,
Trustee (since 1999)                       director (since 2001) of GSI Lumonics and a member of the National Academy
Age: 63                                    of Sciences (since 1979); formerly (in descending chronological order) a director of Bankers Trust Corporation, Provost and Professor of Mathematics at Duke
                                           University, a director of Research Triangle Institute, Raleigh, N.C., and a Professor
                                           of Mathematics at Harvard University. Oversees 31 portfolios in the
                                           OppenheimerFunds complex.

BENJAMIN LIPSTEIN,                         Professor Emeritus of Marketing, Stern Graduate School of Business
Trustee (since 1997)                       Administration, New York University. Oversees 31 portfolios in the
Age: 79                                    OppenheimerFunds complex.

JOEL W. MOTLEY,                            Director (January 2002-present), Columbia Equity Financial Corp. (privately-held
Trustee                                    financial adviser); Managing Director (January 2002-present), Carmona Motley
(since October 15, 2002)                   Inc. (privately-held financial adviser). Formerly he held the following positions:
Age: 50                                    Managing Director (January 1998-December 2001), Carmona Motley Hoffman
                                           Inc. (privately-held financial adviser); Managing Director (January
                                           1992-December 1997), Carmona Motley & Co. (privately-held financial adviser).
                                           Oversees 31 portfolios in the OppenheimerFunds complex.

ELIZABETH B. MOYNIHAN,                     Author and architectural historian; a trustee of the Freer Gallery of Art and
Trustee (since 1997)                       Arthur M. Sackler Gallery (Smithsonian Institute), Trustees Council of the
Age: 72                                    National Building Museum; a member of the Trustees Council, Preservation
                                           League of New York State. Oversees 31 portfolios in the OppenheimerFunds complex.

1. The address of each Trustee is 6803 S. Tucson Way, Centennial, CO 80112-3924.
2. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

    32    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND


KENNETH A. RANDALL,                        A director of Dominion Resources, Inc. (electric utility holding company) and
Trustee (since 1997)                       Prime Retail, Inc. (real estate investment trust); formerly a director of Dominion
Age: 75                                    Energy, Inc. (electric power and oil & gas producer), President and Chief
                                           Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company,
                                           American Motorists Insurance Company and American Manufacturers Mutual
                                           Insurance Company. Oversees 31 portfolios in the OppenheimerFunds complex.

EDWARD V. REGAN,                           President, Baruch College, CUNY; a director of RBAsset (real estate manager); a
Trustee (since 1997)                       director of OffitBank; formerly Trustee, Financial Accounting Foundation (FASB
Age: 72                                    and GASB), Senior Fellow of Jerome Levy Economics Institute, Bard College,
                                           Chairman of Municipal Assistance Corporation for the City of New York, New
                                           York State Comptroller and Trustee of New York State and Local Retirement
                                           Fund. Oversees 31 investment companies in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,                  Chairman (since 1993) of The Directorship Search Group, Inc. (corporate gover-
Trustee (since 1997)                       nance consulting and executive recruiting); a life trustee of International House
Age: 70                                    (non-profit educational organization), and a trustee (since 1996) of the
                                           Greenwich Historical Society. Oversees 31 portfolios in the OppenheimerFunds complex.

CLAYTON K. YEUTTER,                        Of Counsel (since 1993), Hogan & Hartson (a law firm). Other directorships:
Trustee (since 1997)                       Caterpillar, Inc. (since 1993) and Weyerhaeuser Co. (since 1999). Oversees 31
Age: 71                                    portfolios in the OppenheimerFunds complex.

====================================================================================================================================
INTERESTED TRUSTEE
AND OFFICER

JOHN V. MURPHY,(3,4)                       Chairman, Chief Executive Officer and director (since June 2001) and President
President and Trustee,                     (since September 2000) of the Manager; President and a director or trustee of
Trustee (since October 2001)               other Oppenheimer funds; President and a director (since July 2001) of
Age: 53                                    Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of
                                           Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the
                                           Manager); a director (since November 2001) of OppenheimerFunds Distributor,
                                           Inc. (a subsidiary of the Manager); Chairman and a director (since July 2001) of
                                           Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since July 2001) of
                                           OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the investment advisory subsidiaries of the Manager:
                                           OFI Institutional Asset Management, Inc. and Centennial Asset Management
                                           Corporation (since November 2001), HarbourView Asset Management
                                           Corporation and OFI Private Investments, Inc. (since July 2001); President (since
                                           November 1, 2001) and a director (since July 2001) of Oppenheimer Real Asset
                                           Management, Inc.; a director (since November 2001) of Trinity Investment
                                           Management Corp. and Tremont Advisers, Inc. (Investment advisory affiliates of the Manager); Executive Vice President (since February 1997) of Massachusetts
                                           Mutual Life Insurance Company (the Manager's parent company); a director
                                           (since June 1995) of DBL Acquisition Corporation; formerly, Chief Operating
                                           Officer (September 2000-June 2001) of the Manager; President and trustee
                                           (November 1999-November 2001) of MML Series Investment Fund and
                                           MassMutual Institutional Funds (open-end investment companies); a director

3. The address of Mr. Murphy is 498 Seventh Avenue, New York, NY 10018.
4. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

    33    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

TRUSTEES AND OFFICERS  Continued

JOHN V. MURPHY,                            (September 1999-August 2000) of C.M. Life Insurance Company; President,
Continued                                  Chief Executive Officer and director (September 1999-August 2000) of MML
                                           Bay State Life Insurance Company; a director (June 1989-June 1998) of Emerald
                                           Isle Bancorp and Hibernia Savings Bank (a wholly-owned subsidiary of Emerald
                                           Isle Bancorp). Oversees 69 portfolios in the OppenheimerFunds complex.

====================================================================================================================================
OFFICERS(5,6)

BRIAN W. WIXTED,                           Senior Vice President and Treasurer (since March 1999) of the Manager;
Treasurer, Principal Financial             Treasurer (since March 1999) of HarbourView Asset Management Corporation,
and Accounting Officer                     Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation,
(since April 1999)                         Shareholder Financial Services, Inc., Oppenheimer Partnership Holdings, Inc., OFI
Age: 42                                    Private Investments, Inc. (since March 2000), OppenheimerFunds International
                                           Ltd. and Oppenheimer Millennium Funds plc (since May 2000) and OFI
                                           Institutional Asset Management, Inc. (since November 2000) (offshore fund management subsidiaries of the Manager); Treasurer and Chief Financial Officer
                                           (since May 2000) of Oppenheimer Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer (since March 1999) of Oppenheimer
                                           Acquisition Corp. and OppenheimerFunds Legacy Program (since April 2000);
                                           formerly Principal and Chief Operating Officer (March 1995-March 1999),
                                           Bankers Trust Company-Mutual Fund Services Division. An officer of 85 portfo-
                                           lios in the OppenheimerFunds complex.

PHILIP F. VOTTIERO,                        Vice President/Fund Accounting of the Manager (since March 2002); formerly
Assistant Treasurer                        Vice President/Corporate Accounting of the Manager (July 1999-March 2002)
(since August 2002)                        prior to which he was Chief Financial Officer at Sovlink Corporation (April
Age: 39                                    1996-June 1999). An officer of 72 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                            Senior Vice President (since May 1985) and General Counsel (since February
Secretary                                  2002) of the Manager; General Counsel and a director (since November 2001) of
(since November 2001)                      OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel
Age: 54                                    (since November 2001) of HarbourView Asset Management Corporation; Vice
                                           President and a director (since November 2000) of Oppenheimer Partnership
                                           Holdings, Inc.; Senior Vice President, General Counsel and a director (since
                                           November 2001) of Shareholder Services, Inc., Shareholder Financial Services, Inc.,
                                           OFI Private Investments, Inc., Oppenheimer Trust Company and OFI Institutional
                                           Asset Management, Inc.; General Counsel (since November 2001) of Centennial
                                           Asset Management Corporation; a director (since November 2001) of
                                           Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director
                                           (since November 2001) of OppenheimerFunds International Ltd.; Vice President
                                           (since November 2001) of OppenheimerFunds Legacy Program; Secretary (since
                                           November 2001) of Oppenheimer Acquisition Corp.; formerly Acting General
                                           Counsel (November 2001-February 2002) and Associate General Counsel (May
                                           1981-October 2001) of the Manager; Assistant Secretary of Shareholder Services,
                                           Inc. (May 1985-November 2001), Shareholder Financial Services, Inc. (November
                                           1989-November 2001); OppenheimerFunds International Ltd. and Oppenheimer
                                           Millennium Funds plc (October 1997-November 2001). An officer of 85 port-
                                           folios in the OppenheimerFunds complex.

 5. The address of each Officer is 498 Seventh Avenue, New York, NY 10018 except for Mr. Masterson, Vottiero and Wixted and Ms. Ives, whose address is 6803 S. Tucson Way, Centennial, CO 80112-3924.
 6. Each Officer serves for an annual term or until his or her resignation, death or removal.

    34    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

KATHERINE P. FELD,                         Vice President and Senior Counsel (since July 1999) of the Manager; Vice
Assistant Secretary                        President (since June 1990) of OppenheimerFunds Distributor, Inc.; Director, Vice
(since November 2001)                      President and Secretary (since June 1999) of Centennial Asset Management
Age: 44                                    Corporation; Vice President (since 1997) of Oppenheimer Real Asset
                                           Management, Inc.; formerly Vice President and Associate Counsel of the
                                           Manager (June 1990-July 1999). An officer of 85 portfolios in the
                                           OppenheimerFunds complex.

KATHLEEN T. IVES,                          Vice President and Assistant Counsel (since June 1998) of the Manager; Vice
Assistant Secretary                        President (since 1999) of OppenheimerFunds Distributor, Inc.; Vice President and
(since November 2001)                      Assistant Secretary (since 1999) of Shareholder Services, Inc.; Assistant Secretary
Age: 36                                    (since December 2001) of OppenheimerFunds Legacy Program and Shareholder
                                           Financial Services, Inc.; formerly Assistant Vice President and Assistant Counsel of the Manager (August 1997-June 1998); Assistant Counsel of the Manager
                                           (August 1994-August 1997). An officer of 85 portfolios in the
                                           OppenheimerFunds complex.

DENIS R. MOLLEUR,                          Vice President and Senior Counsel of the Manager (since July 1999); formerly a
Assistant Secretary                        Vice President and Associate Counsel of the Manager (September 1995-July
(since November 2001)                      1999). An officer of 82 portfolios in the OppenheimerFunds complex.
Age: 44

PHILIP T. MASTERSON,                       Vice President and Assistant Counsel of the Manager (since July 1998); formerly,
Assistant Secretary                        an associate with Davis, Graham, & Stubbs LLP (January 1997-June 1998). An
(since August 2002)                        officer of 72 portfolios in the OppenheimerFunds complex.
Age: 38

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.

 MANAGEMENT AND OTHER AFFILIATES

 INVESTMENT ADVISOR        OppenheimerFunds, Inc.

================================================================================
 DISTRIBUTOR               OppenheimerFunds Distributor, Inc.

================================================================================
 TRANSFER AND SHAREHOLDER  OppenheimerFunds Services
 SERVICING AGENT

================================================================================
 INDEPENDENT AUDITORS      KPMG LLP

================================================================================
 LEGAL COUNSEL             Mayer Brown Rowe and Maw

                           OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS DISTRIBUTOR, INC., 498 SEVENTH AVENUE, NEW YORK, NY 10018.

                           (C)Copyright 2002 OppenheimerFunds, Inc.
                           All rights reserved.

    35    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

PRIVACY POLICY NOTICE

AS AN OPPENHEIMER FUND SHAREHOLDER, YOU ARE ENTITLED TO KNOW HOW WE PROTECT YOUR PERSONAL INFORMATION AND HOW WE LIMIT ITS DISCLOSURE.

INFORMATION SOURCES
We obtain nonpublic personal information about our shareholders from the following sources:
o Applications or other forms
o When you create a user ID and password for online account access
o When you enroll in eDocs Direct
o Your transactions with us, our affiliates or others
o A software program on our website, often referred to as a "cookie," which indicates which parts of our site you've visited
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you.
We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and to assist you in other ways.

PROTECTION OF INFORMATION
We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

DISCLOSURE OF INFORMATION
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you.

RIGHT OF REFUSAL
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

SECURITY
In the coming months, an Internet browser that supports 128-bit encryption will be required to view the secure pages of www.oppenheimerfunds.com. These areas include:
o Account access
o Create a user ID and profile
o User profile
o eDocs Direct, our electronic document delivery service

    36    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

To find out if your Internet browser supports 128-bit encryption, or for instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com.

EMAILS AND ENCRYPTION
As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use an Internet browser that supports 128-bit encryption. If you are not sure if your Internet browser supports 128-bit encryption, or need instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com for assistance.
o All transactions, including redemptions, exchanges and purchases are secured by Secure Socket Layers (SSL) and encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.
o Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
o You can exit the secure area by either closing your browser, or for added security, you can use the LOG OUT OF ACCOUNT AREA button before you close your browser.

OTHER SECURITY MEASURES
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services to you, for example, when responding to your account questions.

HOW YOU CAN HELP
You can also do your part to keep your account information private, and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

--------------------------------------------------------------------------------
This joint notice describes the privacy policies of Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax-sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number--whether or not you remain a shareholder of our funds. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the CONTACT US section of our website at WWW.OPPENHEIMERFUNDS.COM or call us at 1.800.CALL OPP (1.800.225.5677).

    37    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

INFORMATION AND SERVICES

[GRAPHIC OMITTED]
EDOCSDIRECT

GET THIS REPORT ONLINE!
You can quickly view, download and print this report at your convenience. It's EASY, FAST, CONVENIENT, and FREE! With OppenheimerFunds EDOCS DIRECT, you'll receive email notification when shareholder reports, prospectuses or prospectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll cut down on paper mail and help reduce fund expenses!!

Sign up for EDOCS DIRECT today at
WWW.OPPENHEIMERFUNDS.COM

--------------------------------------------------------------------------------

INTERNET
24-hr access to account information and transactions(1)
WWW.OPPENHEIMERFUNDS.COM
--------------------------------------------------------------------------------
PHONELINK(1) and GENERAL INFORMATION
24-hr automated information and automated transactions
Representatives also available Mon-Fri 8am-9pm ET
Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
WRITTEN CORRESPONDENCE AND TRANSACTION REQUESTS
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

FOR OVERNIGHT DELIVERY
OppenheimerFunds Services
10200 East Girard Avenue, Building D
Denver, CO 80231
--------------------------------------------------------------------------------
TICKER SYMBOLS
Class A: OSMAX  Class B: OSMBX  Class C: OSMCX  Class N: OSMNX

1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.

[GRAPHIC OMITTED]
OPPENHEIMERFUNDS(R)
DISTRIBUTOR, INC.

RA0815.001.0802  October 30, 2002